BBH TRUST

BBH INCOME FUND

Class I Shares (BBNIX)

Class N Shares (BBNNX)

SUPPLEMENT DATED DECEMBER 23, 2024

TO THEPROSPECTUS

DATED FEBRUARY 28, 2024

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

I.	Fees and Expenses

Effective January 1, 2025, the “Investment Advisory and Administration Fee” section beginning on page 38 of the Prospectus is deleted in its entirety and replaced by the following:

“Investment Advisory and Administrative Fee

For investment advisory and administrative services, the Investment Adviser receives a combined fee, computed daily and payable monthly, equal to 0.40% per annum on the first $2 billion, 0.38% per annum the next $1 billion and 0.35% per annum on amounts over $3 billion of the average daily net assets of the Fund. Prior to January 1, 2025, the Fund paid a combined fee, computed daily and payable monthly, equal to 0.40% of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses. For the most recent fiscal year, the Fund paid the Investment Adviser 0.40% of the Fund’s average daily net assets. A discussion of the Board’s most recent approval of the Fund’s investment advisory contract will be available in the Fund’s Semi-Annual Report for the period ending April 30, 2024.

The Investment Adviser has contractually agreed to limit the Total Annual Fund Operating Expenses to 0.70% for Class  N Shares and 0.50% for Class I Shares through March 1, 2025 (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) (the “Expense Limitation Agreement”). The Expense Limitation Agreement may only be terminated during its term with approval of the Fund’s Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.